Exhibit 10.4

SECOND AMENDMENT TO THE CREDIT AGREEMENT

THIS SECOND AMENDMENT, dated as of February 14, 2007 (the “Second Amendment”), to the Credit Agreement, dated as of September 30, 2005, as amended by the First Amendment thereto, dated as of November 1, 2006 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), is entered into by and among Holdings, the Borrower, the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by replacing clause (e) in the definition of “Consolidated EBITDA” with the following:

“(e) any extraordinary, unusual or non-recurring non-cash (or, in the case of clause (ii) below, cash) expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, (i) non-cash losses on sales of assets outside of the ordinary course of business and (ii) cash losses in an aggregate amount up to $12,250,000 in connection with the settlement by FOCUS Healthcare Management, Inc., a Wholly Owned Subsidiary of the Borrower, of Gunderson, et al. v. F.A. Richard & Associates, a class action lawsuit in Louisiana, in January 2007),”

3. Amendment to Section 7.5 (Disposition of Property). Section 7.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) replacing the “.” at the end of clause (g) with a “; and” and (iii) adding the following:

“(h) the Disposition of all or substantially all of the assets (including, without limitation, all or substantially all of the shares of Capital Stock) of Concentra Integrated Services, Inc., a Massachusetts corporation, MetraComp, Inc., a Connecticut corporation, First Script Network Services, Inc., a Nevada corporation and FOCUS Healthcare Management, Inc., a Tennessee corporation, each a Wholly Owned Subsidiary of the Borrower, on or before December 31, 2007 (the “Workers Compensation Care Management Divestiture”); provided that, subject to the right of the Loan Parties to retain a certain amount of such Net Cash Proceeds as set forth in Section 2.9 of this Agreement, 100% of the Net Cash Proceeds thereof are applied in accordance with Section 2.9 of this Agreement.”

4. Amendment to Section 7.6 (Restricted Payments). Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) replacing the “.” at the end of clause (e) with a “; and” and (iii) adding the following:

“(f) within six months after the Workers Compensation Care Management Divestiture, the Borrower may pay a one time dividend in an aggregate amount not to exceed $100,000,000 to permit Holdings thereafter to distribute the proceeds thereof as a dividend to its shareholders.”

5. Amendment Fee. In consideration of the agreement of the Required Lenders to the amendments contained herein, Holdings and the Borrower agree to pay to each Lender (hereinafter, an “Executing Lender”) that executes and delivers this Second Amendment to the Administrative Agent or its counsel by 12:00 noon, New York City time, on February 27, 2007, an amendment fee in an amount equal to five basis points (0.05%) of the aggregate amount of such Executing Lender’s Term Loans, Revolving Extensions of Credit and Available Revolving Commitments outstanding on the Second Amendment Effective Date. The amendment fee shall be payable by the Borrower on the Second Amendment Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Executing Lender.

6. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective upon the date (the “Second Amendment Effective Date”) when the following conditions are satisfied:

(i) Second Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by Holdings and the Borrower, and executed and delivered or consented to by the Required Lenders;

(ii) Fees. The Administrative Agent shall have received any applicable amendment fee pursuant to Paragraph 5 of this Second Amendment, together with any other fees and expenses required to be paid on or before the Second Amendment Effective Date for which invoices have been timely presented;

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(iii) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

(iv) Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Second Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

7. Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

8. Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or electronic transmission acceptable to the Administrative Agent), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9. Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Integration. This Second Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONCENTRA INC.

By:	/s/ Thomas E. Kiraly
Name:	Thomas E. Kiraly
Title:	Executive Vice President

CONCENTRA OPERATING CORPORATION

By:	/s/ Thomas E. Kiraly
Name:	Thomas E. Kiraly
Title:	Executive Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Stephanie Parker
Name:	Stephanie Parker
Title:	Executive Director

Concentra Operating Corporation Second Amendment Signature Page

Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC, as a Lender (name of institution)

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

Concentra Operating Corporation Second Amendment Signature Page

Trumbull THC2 LAN Funding LLC, for itself or as agent for
Trumbull THC2 CFPI Loan Funding LLC.	,as a Lender

By:	/s/ Janet Haack
Name:	Janet Haack
Title	As Attorney In Fact

Concentra Operating Corporation Second Amendment Signature Page

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007
SAPPHIRE VALLEY CDO I, LTD.	,as Lenders
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon, Jr.
Name:	Arthur J. McMahon, Jr.
Title:	Director

BILL & MELINDA GATES
FOUNDATION TRUST	,as a Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon, Jr.
Name:	Arthur J. McMahon, Jr.
Title:	Director

HAKONE FUND LLC	, as a Lender
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Arthur J. McMahon, Jr.
Name:	Arthur J. McMahon, Jr.
Title:	Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY	, as a Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon, Jr.
Name:	Arthur J. McMahon, Jr.
Title:	Director

Concentra Operating Corporation Second Amendment Signature Page

LONG LANE MASTER TRUST IV	, as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Authorized Agent

Concentra Operating Corporation Second Amendment Signature Page

HARBOUR TOWN FUNDING LLC	as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

Concentra Operating Corporation Second Amendment Signature Page

BALLANTYNE FUNDING LLC	, as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

Concentra Operating Corporation Second Amendment Signature Page

PPM MONARCH BAY FUNDING LLC	, as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

Concentra Operating Corporation Second Amendment Signature Page

PPM SHADOW CREEK FUNDING LLC	, as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

Concentra Operating Corporation Second Amendment Signature Page

Union Square CDO Ltd.

By: Blackstone Debt Advisors L.P.
As Collateral Manager		, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Monument Park CDO Ltd.

By: Blackstone Debt Advisors L.P.
As Collateral Manager		, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Loan Funding VI LLC,

For itself or as agent for
Corporate Loan Funding VI LLC		, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Essex Park CDO Ltd.

By: Blackstone Debt Advisors L.P.
As Collateral Manager		, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Lafayette Square CDO Ltd.

By: Blackstone Debt Advisors L.P.
As Collateral Manager	, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Inwood Park CDO Ltd.

By: Blackstone Debt Advisors L.P.
As Collateral Manager		, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

Concentra Operating Corporation Second Amendment Signature Page

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

By: Callidus Debt Partners CLO Fund III Ltd.

By: Its Collateral Manager,
Callidus Capital Management, LLC		, as a Lender
(name of institution)

By:	/s/ Peter Bennitt
Name:	Peter Bennitt
Title:	Principal

Concentra Operating Corporation Second Amendment Signature Page

By: Callidus Debt Partners CLO Fund IV Ltd.

By: Its Collateral Manager,
Callidus Capital Management, LLC.		, as a Lender
(name of institution)

By:	/s/ Peter Bennitt
Name:	Peter Bennitt
Title:	Principal

Concentra Operating Corporation Second Amendment Signature Page

Hanover Square CLO Ltd.

By: Blackstone Debt Advisors L.P.
As Collateral Manager		, as a Lender
(name of institution)

By:	/s/ DEAN T. CRIARES
Name:	DEAN T. CRIARES
Title:	Senior Managing Director

.

Concentra Operating Corporation Second Amendment Signature Page

Calyon New York Branch, as a Lender

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

By:	/s/ Priya Vrat
Name:	Priya Vrat
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Carlyle High Yield Partners VIII, Ltd	, as a Lender
(name of institution)

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Carlyle Loan Investments, Ltd.	, as a Lender
(name of institution)

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Carlyle High Yield Partners VI, Ltd.		, as a Lender
(name of institution)

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Carlyle High Yield Partners IV, Ltd.		, as a Lender
(name of institution)

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Carlyle High Yield Partners VII, Ltd		, as a Lender
(name of institution)

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Fenway Capital, LLC		, as a Lender
(name of institution)

By:	/s/ Vidrik Frankfather
Name:	Vidrik Frankfather
Title:	Authorized Signor

Concentra Operating Corporation Second Amendment Signature Page

Citicorp North America, Inc	, as a Lender
(name of institution)

By:	/s/ Rob Ziemer
Name:	Rob Ziemer
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

CREDIT SUISSE, Caymen Islands Branch	, as a Lender

By:	/s/ RIANKA MOHAN
Name:	RIANKA MOHAN
Title:	VICE PRESIDENT

By:	/s/ JAMES NEIRA
Name:	JAMES NEIRA
Title:	ASSOCIATE

Concentra Operating Corporation Second Amendment Signature Page

Madison Park Funding	, as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Concentra Operating Corporation Second Amendment Signature Page

Madison Park V	, as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Concentra Operating Corporation Second Amendment Signature Page

First Dominion Funding III		, as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Concentra Operating Corporation Second Amendment Signature Page

Castle Garden		, as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Concentra Operating Corporation Second Amendment Signature Page

Deutsche Bank Trust Company Americas	, as a Lender
(name of institution)

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Vice President

By:	/s/ Paul Oheary
Name:	Paul Oheary
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Flagship CLO II

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc), As Sub-adviser	, as a Lender

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ John E. Thierfelder
John E. Thierfelder, Vice President

Concentra Operating Corporation Second Amendment Signature Page

Flagship CLO III

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc), As Sub-adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ John E. Thierfelder
John E. Thierfelder, Vice President

Concentra Operating Corporation Second Amendment Signature Page

Flagship CLO IV

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc), As Sub-adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ John E. Thierfelder
John E. Thierfelder, Vice President

Concentra Operating Corporation Second Amendment Signature Page

Flagship CLO V

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc),

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ John E. Thierfelder
John E. Thierfelder, Vice President

Concentra Operating Corporation Second Amendment Signature Page

Aurum CLO 2002-1

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc), As Sub-adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ John E. Thierfelder
John E. Thierfelder, Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE SENIOR INCOME TRUST

BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Eaton Vance CDO VII PLC

By: Eaton Vance Management
as Interim Investment Advisor		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management
As Investment Advisor		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Eaton Vance CDO IX Ltd.

By: Eaton Vance Management
As Investment Advisor		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Eaton Vance CDO XI, LTD

By: Eaton Vance Management
As Investment Advisor		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR	, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A as Fiduciary Custodian By: Eaton Vance Management, Attorney-in-fact	, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE VT FLOATING-RATE INCOME FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR	, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE LIMITED DURATION INCOME FUND

By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE SENIOR FLOATING-RATE TRUST

By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE FLOATING-RATE INCOME TRUST

By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

BY: EATON VANCE MANAGEMENT, AS INVESTMENT ADVISOR	, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Eaton Vance Variable Leverage Fund Ltd.

By: Eaton Vance Management As Investment Advisor	, as a Lender
(name of institution)

By:	/s/ Payson F. Swaffield
Name:	Payson F. Swaffield
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

Fraser Sullivan CLO I Ltd.,	as a Lender
(name of institution)

By:	/s/ Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Fraser Sullivan CLO II Ltd.,		as a Lender
(name of institution)

By:	/s/ Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Partner

Concentra Operating Corporation Second Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION		, as a Lender
(name of institution)

By:	/s/ David R. Campbell
Name:	David R. Campbell
Title:	SVP

Concentra Operating Corporation Second Amendment Signature Page

Halcyon Structured Asset Management CLO I Ltd.		, as a Lender
(name of institution)

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

Concentra Operating Corporation Second Amendment Signature Page

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender,

By:	/s/ John P. Connor
Name:	John P. Connor
Title:	Senior Vice President

Concentra Operating Corporation Second Amendment Signature Page

BANK OF MONTREAL, as a Lender

By: HIM Monegy, Inc., As Agent

By:	/s/ Jason Anderson
Name:	Jason Anderson
Title:	Associate

Concentra Operating Corporation Second Amendment Signature Page

IKB Capital Corporation		, as a Lender
(name of institution)

By:	/s/ Mickey Chadha
Name:	Mickey Chadha
Title:	PM

Concentra Operating Corporation Second Amendment Signature Page

ING PRIME RATE TRUST		ING Investment Management CLO I, Ltd.

By: ING Investment Management Co. as its investment manager		By: ING Investment Management Co. as its investment manager

By:	/s/ Michel Prince, CFA		/s/ Michel Prince, CFA
Name:	Michel Prince, CFA	Name:	Michel Prince, CFA
Title	Senior Vice President	Title:	Senior Vice President

ING SENIOR INCOME FUND		ING International (II) – Senior Bank Loans Euro

By: ING Investment Management Co. as its investment manager		By: ING Investment Management Co. as its investment manager

By:	/s/ Michel Prince, CFA		/s/ Michel Prince, CFA
Name:	Michel Prince, CFA	Name:	Michel Prince, CFA
Title:	Senior Vice President	Title:	Senior Vice President

ING International (II) – Senior Bank Loans USD

By: ING Investment Management Co. as its investment manager

/s/ Michel Prince, CFA
		Name:	Michel Prince, CFA
		Title:	Senior Vice President

Concentra Operating Corporation Second Amendment Signature Page

LightPoint CLO VII, Ltd.

By:	ILLEGIBLE
Name:
Title:

Concentra Operating Corporation Second Amendment Signature Page

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager	, as a Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LYON CAPITAL MANAGEMENT LLC Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager	, as a Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LYON CAPITAL MANAGEMENT LLC Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

LCM III, Ltd.

By:	Lyon Capital Management LLC, As Collateral Manager	, as a Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LYON CAPITAL MANAGEMENT LLC Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

LCM IV, Ltd.

By:	Lyon Capital Management LLC, As Collateral Manager	, as a Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LYON CAPITAL MANAGEMENT LLC Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

LCM V LTD.

By: Lyon Capital Management LLC,
as Attorney-in-Fact	, as a Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LYON CAPITAL MANAGEMENT LLC
Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc, as a Lender

By:	/s/ Luis Viera
Name:	Luis Viera
Title:	Vice President

Concentra Operating Corporation Second Amendment Signature Page

New York Life Insurance Company		, as a Lender
(name of institution)

By:	/s/ F. Berthelet
Name:	F. Berthelet
Title:	Corporate Vice President

New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC,
Its Investment Manager

/s/ F. Berthelet
F. Berthelet
Director

MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.

By:	New York Life Investment Management LLC

/s/ F. Berthelet
F. Berthelet
Director

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC

/s/ F. Berthelet
F. Berthelet
Director

NYLIM Institutional Floating Rate Fund L.P.

By:	New York Life Investment Management LLC,
its Investment Manager

/s/ F. Berthelet
F. Berthelet
Director

Concentra Operating Corporation Second Amendment Signature Page

NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC,
	as Collateral Manager and Attorney-in-Fact	, as a Lender
(name of institution)

By:	/s/ F. Berthelet
Name:	F. Berthelet
Title:	Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

/s/ F. Berthelet
F. Berthelet
Director

NYLIM Flatiron CLO 2005-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

/s/ F. Berthelet
F. Berthelet
Director

NYLIM Flatiron CLO 2006-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

/s/ F. Berthelet
F. Berthelet
Director

Concentra Operating Corporation Second Amendment Signature Page

Octagon Investment Partners V, Ltd.

By:	Octagon Credit Investors, LLC
	as Portfolio Manager	, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Octagon Investment Partners VI, Ltd.

By:	Octagon Credit Investors, LLC
	as collateral manager	, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Octagon Investment Partners VII, Ltd.

By:	Octagon Credit Investors, LLC
	as collateral manager	, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Octagon Investment Partners VIII, Ltd.

By:	Octagon Credit Investors, LLC
	as collateral manager	, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Octagon Investment Partners IX, Ltd.

By:	Octagon Credit Investors, LLC
	as Manager	, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Octagon Investment Partners X, Ltd.

By:	Octagon Credit Investors, LLC
	as Collateral Manager	, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

HY-FI Trust, by JPMorgan Chase Bank, N.A.
(f/k/a JPMorgan Chase Bank)
solely as trustee (and not in its individual capacity)

By: Octagon Credit Investors, LLC
as Portfolio Manager		, as a Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Oppenheimer Senior Floating Rate Fund		, as a Lender

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Manager

Concentra Operating Corporation Second Amendment Signature Page

HarbourView CLO IV, Ltd		, as a Lender

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Manager

Concentra Operating Corporation Second Amendment Signature Page

HarbourView CLO 2006-1, Ltd		, as a Lender

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Manager

Concentra Operating Corporation Second Amendment Signature Page

Tuscany CDO, Limited

By PPM America, Inc., as Collateral Manager, as a Lender

By:	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

SERVES 2006-1, Ltd.

By PPM America, Inc., as Collateral Manager, as a Lender

By:	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

Loan Funding V, LLC, as a Lender

By:	/s/ W.C. Pappas
Name:	W.C. Pappas
Title:	Prudential Investment Management Inc., as Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral Manager for A VERY POINT CLO, LTD., as Term Lender	, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I-INGOTS, Ltd., as Term Lender	, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill II-INGOTS, Ltd.,
as Term Lender		, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender		, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender	, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager	, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors	, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors		, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO,
Limited, as Term Lender		, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender		, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender		, as a Lender
(name of institution)

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

Nob Hill CLO, Limited		, as a Lender
(name of institution)

By:	/s/ Bradley Kane
Name:	Bradley Kane
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page

Cervantes Portfolio LLC

By:	Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Stone Tower Credit Funding I Ltd.
By: Stone Tower Fund Management LLC..,
As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC., As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Granite Ventures III Ltd.
By: Stone Tower Debt Advisors LLC., As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Rampart CLO I Ltd.
By: Stone Tower Debt Advisors LLC., As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Cornerstone CLO Ltd.,
By: Stone Tower Debt Advisors LLC., As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Stone Tower CLO VII Ltd.,
By: Stone Tower Debt Advisors LLC., As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

,as a Lender

Stone Tower CDO II Ltd.,

By: Stone Tower Debt Advisors LLC., As Its
Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

,as a Lender

Stone Tower CLO VI Ltd.,

By: Stone Tower Debt Advisors LLC., As Its
Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Stone Tower CLO V Ltd.,
By: Stone Tower Debt Advisors LLC., As Its
Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Stone Tower CLO IV Ltd.,
By: Stone Tower Debt Advisors LLC., As Its
Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Stone Tower CLO III Ltd.,
By: Stone Tower Debt Advisors LLC., As Its
Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Granite Ventures I Ltd.
By: Stone Tower Debt Advisors LLC..,
As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

, as a Lender

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC..,
As Its Collateral Manager.

/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

Concentra Operating Corporation Second Amendment Signature Page

The Sumitomo Trust & Banking Co., Ltd.,
New York Branch, as a Lender

By:	/s/ Elizabeth A. Quirk
Elizabeth A. Quirk
Vice President

Concentra Operating Corporation Second Amendment Signature Page

Trimaran CLO IV Ltd

By Trimaran Advisors, L.L.C., as a Lender

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

Concentra Operating Corporation Second Amendment Signature Page

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Concentra Operating Corporation Second Amendment Signature Page

WB Loan Funding 5, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Concentra Operating Corporation Second Amendment Signature Page

Atlas Loan Funding (Hartford), LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC
Its Investment Manager, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Concentra Operating Corporation Second Amendment Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION		, as a Lender
(name of institution)

By:	/s/ Scott Santa Cruz
Name:	Scott Santa Cruz
Title:	Director

Concentra Operating Corporation Second Amendment Signature Page

WhiteHorse III, Ltd.

By:	WhiteHorse Capital Partners, L.P.
	As Collateral Manager	, as a Lender

By:	/s/ Ethan M. Underwood
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

Concentra Operating Corporation Second Amendment Signature Page